UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07694

Morgan Stanley Emerging Markets Debt Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1585 Broadway, New York, New York 10036

(Address of Principal Executive Offices)

John H. Gernon

1585 Broadway, New York, New York 10036

(Name and Address of Agent for Services)

(212) 762-1886

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

June 30, 2024

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley Emerging Markets

Debt Fund, Inc.
NYSE: MSD

Semi-Annual Report

June 30, 2024

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Table of Contents

Performance Summary	3
Portfolio of Investments	4
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Investment Advisory Agreement Approval	33
Portfolio Management	36
Investment Policy	37
Dividend Reinvestment and Cash Purchase Plan	45
Important Notices	46
U.S. Customer Privacy Notice	47
Directors and Officers Information	Back Cover

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Performance Summary

Average Annual Total Returns as of June 30, 2024

	6 Month*	One Year	Five Years	Ten Years
NAV	5.31%	13.66%	0.87%	2.64%
Market price	11.95%	28.53%	2.68%	3.64%
J.P. Morgan EMBI Global Diversified Index(1)	2.34%	9.23%	-0.03%	2.60%
Emerging Markets Debt Blended Index(2)	2.34%	9.23%	-0.01%	2.21%

* Cumulative return

Performance data quoted in the table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund's total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	$0.43
Distribution Rate at NAV(3)	11.58%
Distribution Rate at Market Price(3)	11.99%
% Premium/(Discount) to NAV(4)	(3.42)%

(1)  The J.P. Morgan Emerging Markets Bond Global Diversified (EMBI Global Diversified) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(2)  The Emerging Markets Debt Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (benchmark that tracks total returns for U.S. dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) from the Fund's inception to December 31, 2019 and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(3)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (98.1%)
Albania (1.7%)
Sovereign (1.7%)
Albania Government International Bond, 3.50%, 11/23/31	EUR	539	$521
5.90%, 6/9/28		1,861	2,056
			2,577
Angola (3.1%)
Sovereign (3.1%)
Angolan Government International Bond, 8.75%, 4/14/32		$2,011	1,785
9.13%, 11/26/49		2,045	1,682
9.38%, 5/8/48		1,494	1,253
			4,720
Argentina (1.3%)
Corporate Bonds (0.8%)
Generacion Mediterranea SA/Central Termica Roca SA, 12.50%, 5/28/27 (a)		552	543
Pan American Energy LLC, 8.50%, 4/30/32 (a)		619	649
			1,192
Sovereign (0.5%)
Argentine Republic Government International Bond, 3.50%, 7/9/41 (b)		500	196
3.63%, 7/9/35 (b)		600	253
4.25%, 1/9/38 (b)		700	321
			770
			1,962
Bahamas (0.5%)
Sovereign (0.5%)
Bahamas Government International Bond, 6.00%, 11/21/28		436	383
8.95%, 10/15/32		400	376
			759
	Face Amount (000)		Value (000)
Bahrain (1.8%)
Sovereign (1.8%)
Bahrain Government International Bond, 5.45%, 9/16/32		$600	$553
5.63%, 5/18/34		1,400	1,261
7.00%, 10/12/28		900	929
			2,743
Barbados (0.5%)
Sovereign (0.5%)
Barbados Government International Bond, 6.50%, 10/1/29		838	800
Benin (2.6%)
Sovereign (2.6%)
Benin Government International Bond, 4.88%, 1/19/32	EUR	400	360
4.95%, 1/22/35		1,120	952
6.88%, 1/19/52		2,930	2,482
7.96%, 2/13/38		$200	186
			3,980
Brazil (4.8%)
Corporate Bonds (4.2%)
Braskem Netherlands Finance BV, 8.50%, 1/23/81		906	908
Coruripe Netherlands BV, 10.00%, 2/10/27		830	729
FORESEA Holding SA, 7.50%, 6/15/30		980	914
Gol Finance SA 1 Month Term SOFR + 10.50%, 15.84%, 1/29/25 (a)(c)		234	254
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31		751	666
MV24 Capital BV, 6.75%, 6/1/34		473	452
Samarco Mineracao SA, 9.00%, 6/30/31 (d)(e)(f)		1,684	1,567
Yinson Boronia Production BV, 8.95%, 7/31/42 (a)		898	907
			6,397

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Sovereign (0.6%)
Brazilian Government International Bond, 6.13%, 1/22/32		$1,016	$1,004
			7,401
Cameroon (0.7%)
Sovereign (0.7%)
Republic of Cameroon International Bond, 5.95%, 7/7/32	EUR	1,212	1,011
Cayman Islands (0.5%)
Corporate Bond (0.5%)
Ittihad International Ltd., 9.75%, 11/9/28 (g)		790	806
Chile (1.3%)
Corporate Bond (0.3%)
Liberty Latin America Ltd., 2.00%, 7/15/24		$388	387
Sovereign (1.0%)
Chile Government International Bond, 2.55%, 7/27/33		1,400	1,138
3.50%, 1/25/50		600	433
			1,571
			1,958
China (1.6%)
Corporate Bonds (1.6%)
China Oil & Gas Group Ltd., 4.70%, 6/30/26		880	811
KWG Group Holdings Ltd., 7.88%, 8/30/24 (e)(f)		654	38
Longfor Group Holdings Ltd., 3.85%, 1/13/32		338	223
Shimao Group Holdings Ltd., 5.60%, 7/15/26 (e)(f)		1,783	92
Sunac China Holdings Ltd., PIK 1.00%, 9/30/32 (d)(e)(f)		123	8
6.00%, 9/30/26 (d)(e)(f)		102	14
6.25%, 9/30/27 (d)(e)(f)		102	12
6.50%, 9/30/27 (d)(e)(f)		205	23
6.75%, 9/30/28 (d)(e)(f)		308	32
7.00%, 9/30/29 (d)(e)(f)		308	29
7.25%, 9/30/30 (d)(e)(f)		145	13
	Face Amount (000)	Value (000)
Times China Holdings Ltd., 5.55%, 6/4/24 (e)(f)	$2,015	$50
6.75%, 7/16/23 (e)(f)	410	10
Yuexiu Co. Ltd. REIT MTN, 2.65%, 2/2/26	1,241	1,098
		2,453
Colombia (3.0%)
Corporate Bonds (3.0%)
ABRA Global Finance 6.00% Cash, 5.50% PIK, 11.50%, 3/2/28 (a)(d)	357	350
Avianca Midco 2 PLC, 9.00%, 12/1/28	1,181	1,142
Banco Davivienda SA, 6.65%, 4/22/31 (h)	208	154
Banco de Occidente SA, 10.88%, 8/13/34	1,160	1,240
Bancolombia SA, 8.63%, 12/24/34	1,022	1,044
Canacol Energy Ltd., 5.75%, 11/24/28	1,337	708
		4,638
Costa Rica (0.8%)
Sovereign (0.8%)
Costa Rica Government International Bond, 6.55%, 4/3/34	1,200	1,238
Dominican Republic (1.8%)
Sovereign (1.8%)
Dominican Republic International Bond, 4.88%, 9/23/32	1,200	1,077
5.95%, 1/25/27	400	397
6.00%, 7/19/28	600	596
6.85%, 1/27/45 (a)	500	494
7.45%, 4/30/44 (a)	200	210
		2,774
Ecuador (2.0%)
Sovereign (2.0%)
Ecuador Government International Bond, 0.00%, 7/31/30	3,408	1,636
3.50%, 7/31/35 (b)	1,895	948

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Ecuador (cont'd)
Sovereign (cont'd)
6.00%, 7/31/30 (b)		$654	$415
			2,999
Egypt (6.9%)
Sovereign (6.9%)
Egypt Government International Bond, 4.75%, 4/16/26	EUR	480	486
5.25%, 10/6/25 (a)		$440	426
5.63%, 4/16/30	EUR	2,012	1,733
6.38%, 4/11/31		636	543
6.38%, 4/11/31 (a)		800	683
6.88%, 4/30/40		$121	84
7.05%, 1/15/32		466	373
7.50%, 2/16/61		500	336
7.60%, 3/1/29		200	182
7.63%, 5/29/32		200	164
7.90%, 2/21/48 (a)		490	345
7.90%, 2/21/48		627	442
8.15%, 11/20/59		200	143
8.50%, 1/31/47		2,816	2,092
8.70%, 3/1/49		1,063	801
8.75%, 9/30/51		648	489
8.88%, 5/29/50		1,739	1,328
			10,650
El Salvador (0.4%)
Sovereign (0.4%)
El Salvador Government International Bond, 8.25%, 4/10/32		750	593
Ethiopia (1.9%)
Sovereign (1.9%)
Ethiopia International Bond, 6.63%, 12/11/24 (e)(f)		4,077	2,956
Gabon (0.2%)
Sovereign (0.2%)
Gabon Government International Bond, 6.95%, 6/16/25 (a)		400	368
	Face Amount (000)		Value (000)
Georgia (2.1%)
Corporate Bonds (2.1%)
Bank of Georgia JSC, 9.50%, 7/16/29 (h)		$1,030	$1,005
TBC Bank JSC, 10.25%, 7/30/29 (h)		1,550	1,521
10.78%, 10/3/24 (h)		740	741
			3,267
Ghana (3.0%)
Corporate Bonds (0.8%)
Kosmos Energy Ltd., 7.50%, 3/1/28		208	198
Puma International Financing SA, 7.75%, 4/25/29 (a)		503	508
Tullow Oil PLC, 10.25%, 5/15/26		609	579
			1,285
Sovereign (2.2%)
Ghana Government International Bond, 6.38%, 2/11/27 (e)(f)		788	400
7.63%, 5/16/29 (e)(f)		400	204
7.75%, 4/7/29 (e)(f)		717	367
7.88%, 3/26/27 - 2/11/35 (e)(f)		738	378
8.13%, 1/18/26 - 3/26/32 (e)(f)		629	325
8.63%, 4/7/34 - 6/16/49 (e)(f)		1,859	945
8.75%, 3/11/61 (e)(f)		610	314
8.88%, 5/7/42 (e)(f)		710	364
			3,297
			4,582
Greece (1.4%)
Corporate Bonds (1.4%)
Alpha Services & Holdings SA, 5.50%, 6/11/31	EUR	350	373
Piraeus Financial Holdings SA, 5.50%, 2/19/30		220	234
7.25%, 4/17/34		420	467
8.75%, 6/16/26 (h)		1,000	1,075
			2,149

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Guatemala (0.5%)
Sovereign (0.5%)
Guatemala Government Bond, 3.70%, 10/7/33		$600	$492
4.65%, 10/7/41 (a)		400	317
			809
Honduras (0.1%)
Sovereign (0.1%)
Honduras Government International Bond, 6.25%, 1/19/27		150	143
Hungary (1.7%)
Corporate Bonds (0.6%)
MBH Bank Nyrt, 8.63%, 10/19/27	EUR	493	557
OTP Bank Nyrt, 8.75%, 5/15/33		$376	395
			952
Sovereign (1.1%)
Hungary Government International Bond, 5.50%, 3/26/36		800	770
6.25%, 9/22/32 (a)		800	826
			1,596
			2,548
India (1.8%)
Corporate Bonds (1.8%)
Indiabulls Housing Finance Ltd., 4.50%, 9/28/26		567	558
Vedanta Resources Finance II PLC, 13.88%, 1/21/27 - 12/9/28		2,257	2,189
			2,747
Indonesia (2.1%)
Corporate Bonds (1.1%)
Indika Energy Tbk. PT, 8.75%, 5/7/29 (a)		980	979
LLPL Capital Pte. Ltd., 6.88%, 2/4/39		766	773
			1,752
	Face Amount (000)		Value (000)
Sovereign (1.0%)
Indonesia Government International Bond, 4.70%, 2/10/34		$1,060	$1,024
5.10%, 2/10/54		500	472
			1,496
			3,248
Iraq (0.1%)
Sovereign (0.1%)
Iraq International Bond, 5.80%, 1/15/28		205	192
Ivory Coast (2.6%)
Sovereign (2.6%)
Ivory Coast Government International Bond, 4.88%, 1/30/32	EUR	300	270
5.25%, 3/22/30		750	733
6.63%, 3/22/48		1,562	1,306
6.88%, 10/17/40		1,000	898
8.25%, 1/30/37		$867	841
			4,048
Jamaica (1.1%)
Corporate Bond (0.8%)
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./Difl U.S., 12.00%, 5/25/27 (d)		1,274	1,262
Senior Loan Interests (0.3%)
Digicel International Finance Ltd. 3 Month USD SOFR + 6.75%, 12.07%, 5/25/27 (c)		431	419
			1,681
Jordan (0.6%)
Sovereign (0.6%)
Jordan Government International Bond, 5.85%, 7/7/30		539	484
7.38%, 10/10/47		173	148
7.50%, 1/13/29		302	296
			928

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Kazakhstan (0.4%)
Sovereign (0.4%)
Kazakhstan Government International Bond, 6.50%, 7/21/45		$500	$578
Kenya (2.5%)
Sovereign (2.5%)
Republic of Kenya Government International Bond, 8.00%, 5/22/32		1,196	1,043
9.75%, 2/16/31		2,950	2,832
			3,875
Kuwait (0.3%)
Sovereign (0.3%)
Kuwait International Government Bond, 3.50%, 3/20/27		450	433
Latvia (0.3%)
Corporate Bond (0.3%)
Air Baltic Corp. AS, 14.50%, 8/14/29 (a)	EUR	370	432
Lebanon (0.1%)
Sovereign (0.1%)
Lebanon Government International Bond, 6.85%, 3/23/27 (e)(f)		$1,960	137
Macedonia (1.8%)
Sovereign (1.8%)
North Macedonia Government International Bond, 1.63%, 3/10/28	EUR	2,252	2,104
6.96%, 3/13/27		623	693
			2,797
Mexico (3.2%)
Corporate Bonds (1.2%)
BBVA Bancomer SA, 5.13%, 1/18/33		$550	502
8.45%, 6/29/38 (a)		220	227
Total Play Telecomunicaciones SA de CV, 10.50%, 12/31/28 (a)		1,285	1,055
			1,784
	Face Amount (000)		Value (000)
Sovereign (2.0%)
Mexico Government International Bond, 3.50%, 2/12/34		$850	$693
Petroleos Mexicanos, 6.75%, 9/21/47		685	451
6.84%, 1/23/30		1,025	903
6.88%, 8/4/26		1,120	1,097
			3,144
			4,928
Moldova (0.5%)
Corporate Bond (0.5%)
Aragvi Finance International DAC, 8.45%, 4/29/26		879	743
Mongolia (0.2%)
Sovereign (0.2%)
Mongolia Government International Bond, 7.88%, 6/5/29		280	287
Montenegro (0.9%)
Sovereign (0.9%)
Montenegro Government International Bond, 2.88%, 12/16/27	EUR	276	272
7.25%, 3/12/31		$1,137	1,143
			1,415
Morocco (0.4%)
Sovereign (0.4%)
Morocco Government International Bond, 3.00%, 12/15/32		500	403
4.00%, 12/15/50 (a)		400	275
			678
Nigeria (1.2%)
Corporate Bond (0.4%)
Access Bank PLC, 6.13%, 9/21/26		621	591
Sovereign (0.8%)
Nigeria Government International Bond, 7.38%, 9/28/33		686	562
8.25%, 9/28/51		800	615
			1,177
			1,768

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Oman (1.9%)
Sovereign (1.9%)
Oman Government International Bond, 5.38%, 3/8/27	$500	$496
6.25%, 1/25/31	1,600	1,650
6.75%, 1/17/48	500	510
7.38%, 10/28/32	270	299
		2,955
Pakistan (0.5%)
Sovereign (0.5%)
Pakistan Government International Bond, 6.88%, 12/5/27	407	353
7.38%, 4/8/31	428	344
		697
Panama (1.5%)
Corporate Bond (0.5%)
AES Panama Generation Holdings SRL, 4.38%, 5/31/30	860	748
Sovereign (1.0%)
Panama Government International Bond, 2.25%, 9/29/32	500	361
3.16%, 1/23/30	700	592
3.30%, 1/19/33	700	545
4.50%, 4/1/56	200	130
		1,628
		2,376
Paraguay (1.4%)
Corporate Bond (0.6%)
Frigorifico Concepcion SA, 7.70%, 7/21/28	1,352	921
Senior Loan Interests (0.8%)
Frigorifico Concepcion SA 3 Month USD SOFR + 5.50%, 10.83%, 12/8/26 (c)	1,180	1,190
		2,111
	Face Amount (000)		Value (000)
Peru (1.3%)
Corporate Bonds (1.3%)
Auna SAA, 10.00%, 12/15/29 (a)		$1,412	$1,443
Peru LNG Srl, 5.38%, 3/22/30		632	546
			1,989
Philippines (1.5%)
Sovereign (1.5%)
Philippine Government International Bond, 5.00%, 7/17/33		1,590	1,571
5.50%, 1/17/48		700	710
			2,281
Romania (1.7%)
Sovereign (1.7%)
Romanian Government International Bond, 1.75%, 7/13/30	EUR	1,000	876
2.00%, 4/14/33		745	600
6.38%, 1/30/34		$600	606
6.63%, 9/27/29	EUR	400	459
			2,541
Serbia (0.9%)
Sovereign (0.9%)
Serbia International Bond, 2.05%, 9/23/36		432	329
2.13%, 12/1/30		$1,000	800
6.50%, 9/26/33		200	203
			1,332
Sri Lanka (2.7%)
Sovereign (2.7%)
Sri Lanka Government International Bond, 5.75%, 4/18/23 (e)(f)		320	184
6.20%, 5/11/27 (e)(f)		2,850	1,680
6.35%, 6/28/24 (e)(f)		200	116
6.83%, 7/18/26 (e)(f)		731	434
6.85%, 3/14/24 - 11/3/25 (e)(f)		2,938	1,739
			4,153

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Suriname (2.9%)
Sovereign (2.9%)
Suriname Government International Bond, 7.95%, 7/15/33 (a)(d)(e)(f)		$2,741	$2,563
9.00%, 12/31/50 (a)(c)(e)(f)		2,312	1,855
			4,418
Tanzania, United Republic Of (3.7%)
Corporate Bond (0.1%)
HTA Group Ltd., 2.88%, 3/18/27		200	181
Senior Loan Interests (3.6%)
Tanzania 3 Month USD SOFR + 5.45%, 10.70%, 2/27/31 (c)		5,600	5,558
			5,739
Trinidad And Tobago (0.4%)
Corporate Bond (0.1%)
Telecommunications Services of Trinidad & Tobago Ltd., 8.88%, 10/18/29		211	209
Sovereign (0.3%)
Trinidad & Tobago Government International Bond, 4.50%, 6/26/30		500	460
			669
Tunisia (0.8%)
Sovereign (0.8%)
Tunisian Republic, 5.75%, 1/30/25		220	209
6.38%, 7/15/26	EUR	1,038	963
			1,172
Turkey (2.6%)
Corporate Bonds (1.0%)
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36		$685	633
WE Soda Investments Holding PLC, 9.50%, 10/6/28		880	903
			1,536
	Face Amount (000)	Value (000)
Sovereign (1.6%)
Turkiye Government International Bond, 4.88%, 4/16/43	$560	$398
6.13%, 10/24/28	1,300	1,271
7.63%, 5/15/34	800	807
		2,476
		4,012
Ukraine (1.2%)
Sovereign (1.2%)
Ukraine Government International Bond, 6.88%, 5/21/31 (e)(f)	1,003	287
7.25%, 3/15/35 (e)(f)	200	58
7.38%, 9/25/34 (e)(f)	717	207
7.75%, 9/1/24 - 9/1/29 (e)(f)	2,846	902
7.75%, 8/1/41 (c)(e)(f)	440	217
9.75%, 11/1/30 (e)(f)	757	243
		1,914
United Arab Emirates (2.6%)
Sovereign (2.6%)
Finance Department Government of Sharjah, 4.00%, 7/28/50	1,000	655
4.38%, 3/10/51	300	208
6.50%, 11/23/32 (a)	900	933
6.50%, 11/23/32	2,140	2,219
		4,015
Uruguay (1.0%)
Sovereign (1.0%)
Uruguay Government International Bond, 4.38%, 1/23/31	400	389
5.10%, 6/18/50	500	472
5.75%, 10/28/34	600	626
		1,487
Uzbekistan (1.5%)
Corporate Bonds (0.3%)
Ipoteka-Bank ATIB, 5.50%, 11/19/25	230	223
Uzbek Industrial and Construction Bank ATB, 5.75%, 12/2/24	249	246
		469

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Sovereign (1.2%)
National Bank of Uzbekistan, 8.50%, 7/5/29 (g)		$1,120	$1,108
Republic of Uzbekistan International Bond, 5.38%, 5/29/27	EUR	114	122
6.90%, 2/28/32		$573	556
			1,786
			2,255
Venezuela (1.2%)
Sovereign (1.2%)
Petroleos de Venezuela SA, 5.38%, 4/12/27 (e)(f)		568	69
5.50%, 4/12/37 (e)(f)		370	45
6.00%, 10/28/22 - 11/15/26 (e)(f)		6,886	842
9.00%, 11/17/21 (e)(f)		855	112
9.75%, 5/17/35 (e)(f)		351	50
12.75%, 2/17/22 (e)(f)		160	24
Venezuela Government International Bond, 6.00%, 12/9/20 (e)(f)		284	41
7.00%, 3/31/38 (e)(f)		130	19
7.65%, 4/21/25 (e)(f)		1,072	172
7.75%, 10/13/19 (e)(f)		76	12
8.25%, 10/13/24 (e)(f)		36	6
9.00%, 5/7/23 (e)(f)		111	19
9.25%, 9/15/27 - 5/7/28 (e)(f)		1,840	344
9.38%, 1/13/34 (e)(f)		36	7
11.75%, 10/21/26 (e)(f)		227	44
11.95%, 8/5/31 (e)(f)		148	28
12.75%, 8/23/22 (e)(f)		89	17
			1,851
Vietnam (0.3%)
Corporate Bond (0.3%)
Mong Duong Finance Holdings BV, 5.13%, 5/7/29		411	391
Zambia (0.2%)
Sovereign (0.2%)
Zambia Government International Bond, 0.50%, 12/31/53 (e)(f)		205	97
5.75%, 6/30/33 (b)(e)(f)		229	201
			298
Total Fixed Income Securities (Cost $157,832)			150,455
	No. of Warrants	Value (000)
WARRANTS (0.0%) ‡
Venezuela (0.0%) ‡
Venezuela Government International Bond, Oil-Linked Payment Obligation expires 4/15/20 (i) (Cost $—)	5,450	$38
	Shares
SHORT-TERM INVESTMENTS (1.4%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 5.14% (See Note E) (Cost $1,799)	1,798,699	1,799
	Face Amount (000)
United States (0.2%)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill, 5.31%, 8/1/24 (j) (Cost $323)	$325	323
TOTAL SHORT-TERM INVESTMENTS (Cost $2,122)		2,122
TOTAL INVESTMENTS (99.5%) (Cost $159,954) (k)(l)		152,615
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		739
NET ASSETS (100.0%)		$153,354

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of June 30, 2024. Maturity date disclosed is the ultimate maturity date.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

(c)  Floating or variable rate securities: The rates disclosed are as of June 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Income may be paid in additional securities and/or cash at the discretion of the issuer.

(e)  Issuer in bankruptcy.

(f)  Non-income producing security; bond in default.

(g)  When-issued security.

(h)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of June 30, 2024.

(i)  Non-income producing security.

(j)  Rate shown is the yield to maturity at June 30, 2024.

(k)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(l)  At June 30, 2024, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $7,391,000 and the aggregate gross unrealized depreciation is approximately $14,077,000, resulting in net unrealized depreciation of approximately $6,686,000.

DAC  Designated Activity Company.

MTN  Medium Term Note.

PIK  Payment-in-Kind.

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2024:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International		$460	EUR	429	9/18/24	$1
HSBC Bank PLC	EUR	379		$412	7/5/24	7
HSBC Bank PLC	EUR	2,324		$2,529	7/5/24	40
HSBC Bank PLC	EUR	819		$891	7/5/24	14
HSBC Bank PLC	EUR	317		$345	7/5/24	5
HSBC Bank PLC	EUR	323		$352	7/5/24	6
HSBC Bank PLC	EUR	76		$82	7/5/24	1
HSBC Bank PLC	EUR	2,941		$3,200	7/5/24	50
HSBC Bank PLC	EUR	332		$361	7/5/24	6
HSBC Bank PLC	EUR	1,283		$1,396	7/5/24	22
HSBC Bank PLC	EUR	268		$292	7/5/24	5
HSBC Bank PLC	EUR	246		$267	7/5/24	4
HSBC Bank PLC	EUR	1,240		$1,349	7/5/24	21
HSBC Bank PLC	EUR	390		$424	7/5/24	7
HSBC Bank PLC	EUR	1,221		$1,328	7/5/24	21
HSBC Bank PLC		$162	EUR	149	7/5/24	(3)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
HSBC Bank PLC		$17	EUR	16	7/5/24	$	(—	@)
State Street Bank and Trust Co.	EUR	2,960		$3,220	7/5/24		50
State Street Bank and Trust Co.	EUR	1,229		$1,337	7/5/24		21
State Street Bank and Trust Co.	EUR	824		$897	7/5/24		14
State Street Bank and Trust Co.	EUR	334		$364	7/5/24		6
State Street Bank and Trust Co.	EUR	247		$269	7/5/24		4
State Street Bank and Trust Co.	EUR	393		$427	7/5/24		7
State Street Bank and Trust Co.	EUR	76		$83	7/5/24		1
State Street Bank and Trust Co.	EUR	270		$294	7/5/24		5
State Street Bank and Trust Co.	EUR	2,339		$2,545	7/5/24		40
State Street Bank and Trust Co.	EUR	1,248		$1,358	7/5/24		21
State Street Bank and Trust Co.	EUR	326		$354	7/5/24		6
State Street Bank and Trust Co.	EUR	1,291		$1,405	7/5/24		22
State Street Bank and Trust Co.	EUR	319		$347	7/5/24		5
State Street Bank and Trust Co.	EUR	381		$415	7/5/24		6
State Street Bank and Trust Co.		$17	EUR	16	7/5/24		(—	@)
State Street Bank and Trust Co.		$163	EUR	150	7/5/24		(3)
							$412

Futures Contracts:

The Fund had the following futures contracts open at June 30, 2024:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Ultra Note (United States)	97	Sep-24		$9,700	$11,012	$108
U.S. Treasury 2 yr. Note (United States)	4	Sep-24		800	817	— @
U.S. Treasury 5 yr. Note (United States)	92	Sep-24		9,200	9,805	47
U.S. Treasury Long Bond (United States)	50	Sep-24		5,000	5,916	68
U.S. Treasury Ultra Long Bond (United States)	143	Sep-24		14,300	17,924	204
Short:
Euro-Buxl 30 yr. Bond Index (Germany)	7	Sep-24	EUR	(700)	(976)	(24)
German Euro-Bobl Index (Germany)	75	Sep-24		(7,500)	(9,353)	(80)
German Euro-Bund Index (Germany)	51	Sep-24		(5,100)	(7,189)	(102)
German Euro-Schatz Index (Germany)	36	Sep-24		(3,600)	(4,075)	(20)
U.S. Treasury 10 yr. Note (United States)	34	Sep-24		$(3,400)	(3,739)	13
						$214

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at June 30, 2024:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation	Buy/Sell Protection	Pay/Received Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International Vietnam Government International Bonds	NR	Sell	1.00%	Quarterly	6/20/29	$400	$(3)	$(4)	$1
Barclays Bank PLC Benin Government International Bonds	NR	Sell	1.00	Quarterly	6/20/27	100	(5)	(8)	3
Barclays Bank PLC Benin Government International Bonds	NR	Sell	1.00	Quarterly	6/20/27	100	(5)	(8)	3
Morgan Stanley & Co. LLC* Egypt Government International Bonds	NR	Sell	1.00	Quarterly	12/20/28	303	(56)	(82)	26
Goldman Sachs International Vietnam Government International Bonds	NR	Sell	1.00	Quarterly	6/20/29	500	(3)	(4)	1
Goldman Sachs International Indonesia Government International Bonds	NR	Sell	1.00	Quarterly	6/20/29	5,090	49	62	(13)
Goldman Sachs International Philippines Government International Bonds	NR	Buy	1.00	Quarterly	6/20/29	5,040	(69)	(75)	6
							$(92)	$(119)	$27

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

EUR —  Euro

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	68.2%
Corporate Bonds	25.7
Other*	6.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open futures contracts with a value of approximately $70,806,000 and net unrealized appreciation of approximately $214,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $412,000. Also does not include an open swap agreement with net unrealized appreciation of approximately $27,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Financial Statements

Statement of Assets and Liabilities	June 30, 2024 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $158,155)	$150,816
Investment in Security of Affiliated Issuer, at Value (Cost $1,799)	1,799
Total Investments in Securities, at Value (Cost $159,954)	152,615
Foreign Currency, at Value (Cost $1,315)	1,307
Cash	775
Interest Receivable	2,939
Receivable for Variation Margin on Futures Contracts	1,541
Receivable for Investments Sold	871
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	418
Upfront Payment Paid on Open Swap Agreements	62
Receivable from Affiliate	24
Unrealized Appreciation on Swap Agreements	14
Other Assets	30
Total Assets	160,596
Liabilities:
Dividends Declared	4,442
Payable for Investments Purchased	2,084
Deferred Capital Gain Country Tax	362
Payable for Advisory Fees	128
Upfront Payment Received on Open Swap Agreements	99
Payable for Professional Fees	42
Payable for Variation Margin on Swap Agreements	37
Unrealized Depreciation on Swap Agreements	13
Payable for Custodian Fees	12
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	6
Payable for Administration Fees	5
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	11
Total Liabilities	7,242
Net Assets
Applicable to 20,190,298 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$153,354
Net Asset Value Per Share	$7.60
Net Assets Consist of:
Common Stock	$202
Paid-in-Capital	231,879
Total Accumulated Loss	(78,727)
Net Assets	$153,354

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2024 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$9,643
Dividends from Security of Affiliated Issuer (Note E)	140
Dividends from Securities of Unaffiliated Issuers	52
Total Investment Income	9,835
Expenses:
Advisory Fees (Note B)	778
Professional Fees	87
Administration Fees (Note C)	62
Custodian Fees (Note D)	38
Stockholder Reporting Expenses	18
Stockholder Servicing Agent Fees	8
Directors' Fees and Expenses	2
Other Expenses	22
Total Expenses	1,015
Waiver of Administration Fees (Note C)	(31)
Rebate from Morgan Stanley Affiliate (Note E)	(5)
Net Expenses	979
Net Investment Income	8,856
Realized Gain (Loss):
Investments Sold (Net of $11 of Capital Gain Country Tax)	574
Foreign Currency Forward Exchange Contracts	276
Foreign Currency Translation	(243)
Futures Contracts	814
Swap Agreements	31
Net Realized Gain	1,452
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $80)	(1,347)
Foreign Currency Forward Exchange Contracts	864
Foreign Currency Translation	(55)
Futures Contracts	(2,356)
Swap Agreements	26
Net Change in Unrealized Appreciation (Depreciation)	(2,868)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,416)
Net Increase in Net Assets Resulting from Operations	$7,440

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2024 (unaudited) (000)	Year Ended December 31, 2023 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,856	$12,892
Net Realized Gain (Loss)	1,452	(28,995)
Net Change in Unrealized Appreciation (Depreciation)	(2,868)	33,094
Net Increase in Net Assets Resulting from Operations	7,440	16,991
Dividends and Distributions to Stockholders	(8,682)	(14,996)
Paid-in-Capital	—	(328)
Capital Share Transactions:
Repurchase of Shares (0 and 196,422 shares)	—	(1,283)
Net Decrease in Net Assets Resulting from Capital Share Transactions	—	(1,283)
Total Increase (Decrease)	(1,242)	384
Net Assets:
Beginning of Period	154,596	154,212
End of Period	$153,354	$154,596

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.66		$7.56		$9.89		$10.57		$10.54		$9.72
Net Investment Income(1)	0.44		0.64		0.53		0.45		0.42		0.52
Net Realized and Unrealized Gain (Loss)	(0.07)		0.21		(2.38)		(0.68)		0.04		0.82
Total from Investment Operations	0.37		0.85		(1.85)		(0.23)		0.46		1.34
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.74)		(0.48)		(0.45)		(0.37)		(0.52)
Paid-in-Capital	—		(0.02)		—		—		(0.06)		—
Total Distributions	(0.43)		(0.76)		(0.48)		(0.45)		(0.43)		(0.52)
Anti-Dilutive Effect of Share Repurchase Program	—		0.01		—		—		—		—
Net Asset Value, End of Period	$7.60		$7.66		$7.56		$9.89		$10.57		$10.54
Per Share Market Value, End of Period	$7.34		$6.95		$6.54		$9.01		$9.26		$9.68
TOTAL INVESTMENT RETURN:(2)
Market Value	11.95	%(3)	19.11%		(22.05)%		2.21%		0.67%		24.25%
Net Asset Value	5.31	%(3)	13.42%		(17.91)%		(1.71)%		5.53%		14.55%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$153,354		$154,596		$154,212		$201,588		$215,387		$215,090
Ratio of Expenses Before Expenses Waived by Administrator	1.32	%(4)	1.38%		1.25%		1.23%		1.24%		1.22%
Ratio of Expenses After Expenses Waived by Administrator	1.26	%(4)(5)	1.34	%(5)	1.21	%(5)	1.18	%(5)	1.19	%(5)	1.17	%(5)
Ratio of Net Investment Income	11.39	%(4)(5)	8.48	%(5)	6.49	%(5)	4.37	%(5)	4.15	%(5)	5.00	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(4)	0.01%		0.01%		0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	86	%(3)	116%		77%		26%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(3)  Not annualized.

(4)  Annualized.

(5)  The Ratio of Expenses After Expenses Waived by Administrator and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements

Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in or organized under the laws of emerging countries. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. Morgan Stanley Investment Management Inc. (the "Adviser") and Morgan Stanley Investment Management Limited (the "Sub-Adviser") may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser and Sub-Adviser deem to be materially important environmental and/or social issues facing a company. To the extent that the Fund invests in derivative instruments that (the Adviser or Sub-Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements,

management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market partcipants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value each Fund's investments as of June 30, 2024:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$39,281	$—	$39,281
Senior Loan Interests	—	7,167	—	7,167
Sovereign	—	104,007	—	104,007
Total Fixed Income Securities	—	150,455	—	150,455
Warrants	—	38	—	38
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Short-Term Investments
U.S. Treasury Security	$—	$323	$—	$323
Investment Company	1,799	—	—	1,799
Total Short-Term Investments	1,799	323	—	2,122
Foreign Currency Forward Exchange Contracts	—	418	—	418
Futures Contracts	440	—	—	440
Credit Default Swap Agreements	—	40	—	40
Total Assets	$2,239	$151,274	$—	$153,513
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(6)	—	(6)
Futures Contracts	(226)	—	—	(226)
Credit Default Swap Agreement	—	(13)	—	(13)
Total Liabilities	(226)	(19)	—	(245)
Total	$2,013	$151,255	$—	$153,268

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  Futures:  A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

  Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

  The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

  When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

  Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2024:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$418
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	440	(1)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	26	(1)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	14
Total			$898

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(6)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(226	)(1)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(13)
Total			$(245)

  (1)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2024 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$276
Interest Rate Risk	Futures Contracts	814
Credit Risk	Swap Agreements	31
Total		$1,121
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$864
Interest Rate Risk	Futures Contracts	(2,356)
Credit Risk	Swap Agreements	26
Total		$(1,466)

  At June 30, 2024, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$418	$(6)
Swap Agreements	14	(13)
Total	$432	$(19)

  (a)Excludes exchange-traded derivatives.

  (b)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2024:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$6	$—	$—	$6
Goldman Sachs International	9	(8)	—	1
HSBC Bank PLC	209	(3)	—	206
State Street Bank and Trust Co.	208	(3)	—	205
Total	$432	$(14)	$—	$418

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$13	$(8)	$—	$5
HSBC Bank PLC	3	(3)	—	0
State Street Bank and Trust Co.	3	(3)	—	0
Total	$19	$(14)	$—	$5

  For the six months ended June 30, 2024, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$27,195,000

Futures Contracts:

Average monthly notional value	$117,035,000

Swap Agreements:

Average monthly notional amount	$4,917,000

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2024, approximately $31,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2024, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $124,146,000 and $126,554,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2024.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the six months ended June 30, 2024, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the six months ended June 30, 2024 is as follows:

Affiliated Investment Company	Value December 31, 2023 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$7,147	$65,106	$70,454	$140
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2024 (000)
Liquidity Fund	$—	$—	$1,799

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)
$14,996	$—	$328	$9,786

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$68	$(68)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $8,057,000 and $63,311,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed.

To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

G.  Other: As permitted by the Fund's offering prospectus, on October 8, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2024, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 4,582,604 of its shares at an average discount of 14.49% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

At June 30, 2024, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 10.8%.

H.  Results of Annual Meeting of Stockholders: On June 25, 2024, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Nancy C. Everett	15,597,223	648,875
Michael F. Klein	15,694,717	551,381
W. Allen Reed	15,691,909	554,189

I.  Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Notes to Financial Statements (cont'd)

developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate preexisting risks to the Fund.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2023, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Advisory Agreement Approval (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Portfolio Management

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Sahil Tandon, a Managing Director of the Sub-Adviser, Akbar Causer and Kyle Lee, Managing Directors of the Adviser, and Federico Sequeda, an Executive Director of the Adviser. Mr. Tandon has been associated with the Sub-Adviser in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon was associated with the Adviser in an investment capacity from 2004. Mr. Tandon began managing the Fund in October 2015. Mr. Causer has been associated with the Adviser or its affiliates in an investment management capacity since April 2017. Mr. Lee has been associated with the Adviser or its affiliates in an investment management capacity since July 2007. Mr. Sequeda has been associated with the Adviser or its affiliates in an investment management capacity since September 2010.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy

Derivatives

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy (cont'd)

securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy (cont'd)

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. Ina cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy (cont'd)

counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy (cont'd)

the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Chinese Fixed-Income Investments

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market through Hong Kong via the northbound trading of Bond Connect ("Northbound trading"). Northbound trading can be undertaken on days on which the CIBM is open to trade, regardless of whether it is a public holiday in Hong Kong. Accordingly, it is possible that bonds traded through Bond Connect may be subject to fluctuation at times where a Fund is unable to buy or sell bonds, as its Hong Kong or globally-based intermediaries are not available to assist with trades. Accordingly, this may hinder the Fund's ability to realize any gains, avoid any losses or to benefit from opportunities to invest in securities through Bond Connect at attractive prices. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance. Investors who wish to participate in the Bond Connect do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Portfolio is therefore subject to the risk of default or errors on the part of such agents.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) via book entry omnibus accounts in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with China's two clearinghouses for fixed-income securities. The Fund's ownership interest in Bond Connect securities will not be reflected directly in book entry with China's two clearinghouses will instead only be reflected on the books of its Hong Kong sub-custodian. This record keeping system also subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While Chinese regulators have affirmed that the ultimate investors hold a

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy (cont'd)

beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interest income and capital gains payable to overseas investors currently is unsettled.

Environmental, Social and Governance Issues

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund's investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries (and in turn adversely impact the Fund's investments) and otherwise adversely affect the Fund and its operations. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy (cont'd)

may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund's investments and an investment in the Fund. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruption could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations.

The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf of the Fund.

Additionally, health crises and geopolitical developments have in the past, and may in the future, adversely impact a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these or other developments having adverse consequences for certain companies and other issuers in which the Fund invests and the value of the Fund's investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser's or service providers' personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser's ability to source, manage and divest investments on behalf of the Fund and pursue the Fund's investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions and general uncertainty associated with pandemics, valuation and performance of the Fund's investments may be impacted adversely.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Investment Policy (cont'd)

During periods of low interest rates, the Fund's susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates may magnify the risks associated with rising interest rates. Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund's yield, income and performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affects the Fund's investments.

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer's funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

Pricing of Securities

Certain of the Fund's securities may be valued by an outside pricing service approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3000, for investment in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
1 (800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

Important Notices

Reporting to Shareholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the Fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at www.sec.gov.

Share Repurchase Program

You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

U.S. Customer Privacy Notice  February 2024

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates' everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For non-affiliates to market to you	No	We don't share

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

U.S. Customer Privacy Notice (cont'd)  February 2024

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below.)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2024 (unaudited)

U.S. Customer Privacy Notice (cont'd)  February 2024

What we do

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the "Investment Management Affiliates"); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Barney LLC and Morgan Stanley & Co. (the, "Morgan Stanley Affiliates").
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

* Please Note: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment management Affiliates and will prevent the investment Management Affiliates from marketing their products to you.

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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Directors

Frank L. Bowman
Frances L. Cashman
Kathleen A. Dennis
Nancy C. Everett
Richard G. Gould
Eddie A. Grier
Jakki L. Haussler
Dr. Manuel H. Johnson
Michael F. Klein
Patricia A. Maleski
W. Allen Reed, Chair of the Board

Officers

Deidre A. Downes
Chief Compliance Officer

John H. Gernon
President and Principal Executive Officer

Michael J. Key
Vice President

Mary E. Mullin
Secretary and Chief Legal Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Morgan, Lewis & Bockius LLP
One State Street
Hartford, Connecticut 06103

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2024 Morgan Stanley

CEMSDSAN EXP 08.31.25

(b) Not applicable.

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSRS.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Refer to item 1 (a)

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 31, 2024	N/A		N/A	N/A
February 29, 2024	N/A		N/A	N/A
March 31, 2024	N/A		N/A	N/A
April 30, 2024	N/A		N/A	N/A
May 31, 2024	N/A		N/A	N/A
June 30, 2024	N/A		N/A	N/A
Total	N/A	N/A	N/A	N/A

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedure

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent six month period end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Principal Financial Officer’s Section 302 certification.
(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Debt Fund, Inc.

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	August 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

Date:	August 20, 2024

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	August 20, 2024